November 8, 2017

BNY Mellon Funds Trust

-BNY Mellon Income Stock Fund

Supplement to Current Prospectus Offering Class A and Class C Shares

Effective on or about December 15, 2017, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Shareholder Guide—Choosing a Share Class—Sales Charge Reductions and Waivers”:

            In addition, shareholders of the fund will receive Class A shares of the fund at net asset value without a front-end sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares.

 Effective on or about December 15, 2017, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Shareholder Guide—Choosing a Share Class—Class C Shares” and “Services for Fund Investors—Conversion Feature”:

            Class C shares automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

4029S1117

November 8, 2017

BNY Mellon Funds Trust

-BNY Mellon Income Stock Fund

Supplement to Statement of Additional Information

dated December 30, 2016, as revised March 31, 2017

Effective on or about December 15, 2017, the following information supplements the information contained in the section of the fund’s Statement of Additional Information entitled “How to Buy Shares—Converting Shares”:

            Class C shares automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative net asset value of each such class without the imposition of any sales charge, fee or other charge.

GRP12-SAISTK-1117